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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 7, 1997
                                                            -----------

                               WEEKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                      011-13254                 58-1525322
----------------------------      ----------------         --------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)


            4497 Park Drive, Norcross, Georgia                30093
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (770) 923-4076
                                                           --------------

                      This document consists of __ pages.

                        The Exhibit Index is at page  4.
                                                     --

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ITEM 5.  OTHER EVENTS.

        Weeks Corporation (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into certain Registration Statement is of the Company filed under the Securities Act of 1933.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       Exhibit #         Description
       ---------         -----------
          1.1            Underwriting Agreement between the Registrant, Weeks
                         Realty, L.P. and the Underwriters named therein dated as of May 7, 1997

          1.2 Pricing Agreement between the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of May 7, 1997

          5.1 Opinion of King & Spalding regarding legality of issuance of 3,200,000 shares of Common Stock

          10.1 Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. by and among Roderick M. Duncan, Anne B. Broaddus, F. Timothy Nicholls, James F. McCabe and Regency Forest LLC, Weeks GP Holdings, Inc. and Weeks Corporation, dated January 31, 1997

          23.1           Consent of Arthur Andersen LLP

          23.2           Consent of Ernst & Young LLP

          23.3           Consent of King & Spalding (included as part of
                         Exhibit 5.1 hereto)

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEEKS CORPORATION
                                       Registrant


Date:  May 12, 1997                    /s/ David P. Stockert
                                       ---------------------------------
                                       David P. Stockert
                                       Senior Vice President and
                                       Chief Financial Officer


                                      -3-
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                                 EXHIBIT INDEX

 Exhibit #        Description                                             Page
-----------       -----------                                             ----
   1.1            Underwriting Agreement between the Registrant, Weeks
                  Realty, L.P. and the Underwriters named therein dated as of May 7, 1997

   1.2 Pricing Agreement between the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of May 7, 1997

   5.1 Opinion of King & Spalding regarding legality of issuance of 3,200,000 shares of Common Stock

   10.1 Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. by and among Roderick M. Duncan, Anne B. Broaddus, F. Timothy Nicholls, James F. McCabe and Regency Forest LLC, Weeks GP Holdings, Inc. and Weeks Corporation, dated January 31, 1997

   23.1           Consent of Arthur Andersen LLP

   23.2           Consent of Ernst & Young LLP

   23.3 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

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